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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 20, 1995
                                                        ------------------


                      COLUMBIA/HCA HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-11239                 75-2497104
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(State or other jurisdiction of     (Commission File           (IRS Employer
       incorporation)                    Number)            Identification No.)


One Park Plaza, Nashville, Tennessee                                   37203
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:    (615) 327-9551
                                                       --------------

                                (Not Applicable)
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(Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

     The Registrant files herewith those exhibits listed in Item 7(c) below.

Item 7(c).  Exhibits
            --------

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

          1.1 Shelf Underwriting Agreement, dated November 20, 1995, by and among Columbia/HCA Healthcare Corporation and Morgan Stanley & Co. Incorporated, Furman Selz Incorporated, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, as Managers.

          1.2 Shelf Underwriting Agreement, dated November 20, 1995, by and among Columbia/HCA Healthcare Corporation and Morgan Stanley & Co. Incorporated, as Manager.

          4.1  Form of 7.19% Debenture due 2015.

          4.2  Form of 7.50% Debenture due 2095.

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

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COLUMBIA/HCA HEALTHCARE CORPORATION
                                 (Registrant)


Date:  November 22, 1995            By:     /s/ STEPHEN T. BRAUN
                                         -----------------------------
                                         Stephen T. Braun
                                         Senior Vice President and General
                                         Counsel

                               INDEX TO EXHIBITS

Exhibit                                                            Sequentially
   No.                              Exhibit                        Numbered Page
-------  --------------------------------------------------------  -------------
  1.1    Shelf Underwriting Agreement, dated November 20, 1995,
         by and among Columbia/HCA Healthcare Corporation and
         Morgan Stanley & Co. Incorporated, Furman Selz
         Incorporated, Goldman, Sachs & Co., Lehman Brothers
         Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated
         and Salomon Brothers Inc, as Managers.

  1.2 Shelf Underwriting Agreement, dated November 20, 1995, by and among Columbia/HCA Healthcare Corporation and Morgan Stanley & Co. Incorporated, as Manager.

  4.1    Form of 7.19% Debenture due 2015.

  4.2    Form of 7.50% Debenture due 2095.

                                       4